C. EARNINGS PER SHARE CALCULATION (Details) - USD ($) $ in Thousands	3 Months Ended		9 Months Ended
	Sep. 30, 2016	Sep. 30, 2015	Sep. 30, 2016	Sep. 30, 2015
Earnings per share data:
Net earnings	$ 2,444	$ 2,239	$ 7,459	$ 6,109
Average number of shares outstanding	4,612	4,524	4,582	4,508
Effect of dilutive options	$ 105	$ 119	$ 118	$ 127
Average number of shares outstanding used to calculate diluted earnings per share	4,717	4,643	4,700	4,635
Anti-dilutive options not included	68	103	70	104